AFL-CIO HOUSING INVESTMENT TRUST Anna Bissonnette House Boston, MA

HOUSING FOR THE HOMELESS

Investing in housing for the homeless is one of the ways that the AFL-CIO Housing Investment Trust (HIT) is helping those who desperately need shelter. Projects like the Anna Bissonnette House help communities provide supportive services that make a measurable difference in residents’ quality of life.

PROJECT DESCRIPTION

The Anna Bissonnette House project converted an abandoned Boston bread factory and rundown parcels in the city’s South End into 40 units of attractive, affordable housing for elderly men and women who were once homeless or at risk of becoming homeless. Because many of the residents are coping with mental and/or physical health problems, Anna Bissonnette House also provides a wide range of supportive services such as counseling, meals, shopping assistance, health care and transportation. An additional apartment is provided for an on-site supervisor. Anna Bissonnette House opened its doors in 1997.

HIT ROLE

The HIT worked closely with MassHousing, the Massachusetts Housing Finance Agency, and the project developer, the Committee to End Elder Homelessness, to provide financing for the Anna Bissonnette House. The HIT furnished construction and permanent loans of $500,000 through the purchase of an MHFA bond as well as Section 8 project-based assistance of more than $4.5 million through HUD’s Community Investment Demonstration Program, in 1996. The total development cost of the project was $5.6 million.

Other financing sources included the Community Economic Development Assistance Corporation, Massachusetts Department of Communities and Development, the Federal Home Loan Bank, Boston Community Loan Fund, and Wainwright Bank & Trust Company. Boston Medical Center donated the former bread factory, which it was using as a warehouse, to the project developer.

SOCIAL IMPACT

Anna Bissonnette House is helping to meet the housing and care needs of one of Boston’s most underserved populations – the homeless elderly. The 40 fully-furnished efficiency and one-bedroom units along with a wide range of supportive services, allow residents to live independently as part of a community. The architectural design for the renovation of the old bread factory as well as construction of a new wing paid close attention to the brick Italianate style that was common in the South End in the mid-nineteenth century. Work on the project generated an estimated 112 family-supporting union jobs* while helping the City of Boston with its South End revitalization program.

“We are so proud that we can create homes
where even the poorest and most vulnerable
among us can live in comfort and dignity.”

—Anna Bissonnette, Then Chair of the Committee
to End Elder Homelessness, 1997

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

10/2018